EXHIBIT 10.142
                                 --------------

                           HIENERGY TECHNOLOGIES, INC.

                            DEBT CONVERSION AGREEMENT
                            -------------------------

THIS DEBT CONVERSION AGREEMENT (the "Agreement") is made and entered into as of the 19th day of November 2004, by and between HIENERGY TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") and Maglich Family Holdings, a corporation organized and existing under the laws of the State of Delaware (the "Lender").

                                    RECITALS
                                    --------

      WHEREAS, the Company is engaged in the research and development of proprietary, neutron-based, "stoichiometric" sensor devices;

      WHEREAS, the Lender has made several bridge loans to the Company to assist it during a period of severe financial need, as evidenced by the delivery by the Company to the Lender of three (3) unsecured promissory notes in the aggregate face amount of Four Hundred Sixty-Five Thousand Dollars ($465,000), each being due on demand and bearing interest at the rate of five percent (5%) simple interest per annum (collectively, the "Bridge Notes");

      WHEREAS, inasmuch as the Company is unable to repay the indebtedness represented by the Bridge Notes in cash at this time, the Lender has agreed to accept in lieu thereof 1,010,870 shares of the Company's common stock having a par value of $0.001 per share (the "Shares") and warrants to purchase additional shares of the Company's common stock (the "Warrants"), such Warrants to be evidenced by a Warrant Certificate in the form of Exhibit A attached hereto; and the Company's Board of Directors has agreed to issue such securities to the Lender in full satisfaction of such indebtedness, in each case, subject to the terms of this Agreement.

                                    AGREEMENT
                                    ---------

      NOW, THEREFORE, in consideration of the foregoing premises, and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Company Obligations. On and as of the date on which both parties execute this Agreement (the "Effective Date"), the Company will issue to the Lender the following: (a) a stock certificate evidencing the Lender's ownership of one million ten thousand eight hundred seventy (1,010,870) Shares, at a purchase price of Forty-Six Cents ($0.46) per Share in full satisfaction and discharge of all indebtedness owed to the Lender as set forth in the Bridge Notes; and (b) Warrants to purchase an additional five hundred five thousand four hundred thirty-five (505,435) shares of the Company's common stock at an exercise price of Eighty-Two Cents ($0.82) per share (the "Warrant Shares"). The term of the Warrants is forty-two
      (42) months from the date that the Company's registration statement on Form SB-2 (or other similar form), and as further described in Section 5 hereof, is declared effective by the Securities and Exchange Commission.

2. Lender Obligations. In consideration and payment in full for the issuance and delivery of the Shares and the Warrants to the Lender pursuant to
      Section 1 above, the Lender hereby agrees:

      (a) to submit to the Company, as full and complete payment for the Securities, the originally-executed Bridge Notes, which the Company shall mark "cancelled" upon receipt; and

      (b) to release and discharge the Company and its respective successors and assigns from any and all further liability in respect of the Bridge Notes except as otherwise set out in this Agreement.

3. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company, as of the Effective Date, as follows:

      (a) the Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D, and is familiar with the character, integrity and business acumen of the principals of the Company;

      (b) the Subscriber: (A) has no need for liquidity in this investment; and (B) is able to bear the economic risks of an investment in the Shares and the Warrants (collectively, the "Securities") for an indefinite period of time, and could afford to lose the entire amount of such investment;

      (c) the Subscriber understands and acknowledges that a purchaser of the Securities must be prepared to bear the economic risk of such investment for an indefinite period because of: (A) the heightened nature of the risks associated with an investment in the Company due to its status as a development stage company; (B) illiquidity of the Securities due to the fact that the Securities have not been registered under the Securities Act of 1933, as amended, or any of the rules and regulations promulgated thereunder (collectively, the "Act") or any state securities act (nor passed upon by the SEC or any state securities commission), and the Securities have not been registered or qualified by the Subscriber under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Securities cannot be sold unless they are subsequently so registered or qualified, or are otherwise subject to any applicable exemption from such registration requirements; and (C) substantial restrictions on the transfer of the Securities, as set forth in, among other documents, this Agreement and the Warrant Certificate, and by legend on the face or reverse side of every certificate evidencing the ownership of any Securities;

      (d) the Subscriber understands and acknowledges that an investment in the Securities is speculative in nature, and involves certain risks;

      (e) the Subscriber is not a member of the National Association of Securities Dealers, or of any other self-regulatory agency which would require approval prior to any purchase of the Securities;

      (f) the Subscriber is acquiring the Securities for its own investment, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof; the Subscriber has no contract, undertaking, arrangement or obligation with or to any person to sell, transfer, or otherwise dispose of the Securities (or any portion thereof hereby subscribed for), and has no present intention to enter into any such contract, undertaking, agreement or arrangement;

      (g) the offering of Securities was made only through direct, personal communication between the Subscriber (or a representative thereof) and the Company; the subscription for Securities by the Subscriber is not the result of any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or other written communication, or broadcast over television, radio or any other medium; or (ii) any seminar or meeting to which the attendees had been invited by any general solicitation or general advertising;

      (h) the Subscriber has been advised to consult with an attorney regarding legal matters concerning the purchase and ownership of the Securities, and with a tax advisor regarding the tax consequences of purchasing such Securities;

      (i) the Subscriber is a corporation which was not organized for the specific purpose of acquiring the Securities and has other investments or business activities besides investing in the Company; and

      (j) this Agreement, once executed and delivered to the Company by the Subscriber, constitutes the valid and legally binding obligation of the Subscriber, enforceable against such Subscriber in accordance with its terms.

4. Execution of Agreement. At such time as the Company has executed this Agreement, this Agreement shall be the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

5. Registration Rights. The Company shall use its reasonable best efforts to cause a Registration Statement on Form SB-2 (or other similar form) which includes the Shares and the Warrant Shares, and remains effective to December 31, 2005 or any earlier date when all the Shares and the shares of Common Stock issuable upon conversion of the Warrant are or may be sold under Rule 144.

6.    Miscellaneous.

      (a) The Subscriber agrees that, once executed by it, the Lender may not cancel, terminate or revoke this Agreement, or any Agreement in respect of the Securities which it may make hereunder or pursuant hereto, and that this Agreement shall survive the death, permanent or temporary disability, dissolution, winding up or liquidation (as applicable) of the Subscriber, and that this Agreement shall be binding upon, and inure to the benefit of such Subscriber's heirs, executors, administrators, successors in interest and permitted assigns.

      (b) All notices, requests, demands and other communications to be given shall be in writing and shall be deemed to have been duly given on the date of personal service or transmission by fax if such transmission is received during the normal business hours of the addressee, or on the first business day after sending the same by overnight courier service or by telegram, or on the third business day after mailing the same by first class mail, or on the day of receipt if sent by certified or registered mail, addressed as set forth following the signature of such party at the end of this document, or at such other address as any party may hereafter indicate by notice delivered as set forth in this Section 6(b).

      (c) This Agreement shall constitute the binding agreement of the parties, enforceable against each of them in accordance with its terms. This Agreement may not be assigned by the Subscriber, whether by contract or by operation of law, without the prior written consent of the Company, which consent may be given or denied as the Company, in its sole and exclusive discretion, may deem appropriate.

      (d) This Agreement, together with its exhibits, constitute the entire and final agreement and understanding between the Subscriber and the Company with respect to the agreement of the Lender to accept the Securities in full and complete satisfaction of the Bridge Notes, and the issuance and cancellation, as applicable, thereof, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings by any party, all of which are merged herein and superseded by this Agreement.

      (e) The headings provided are for convenience only and shall have no force or effect upon the construction or interpretation of any provision of the Agreement. Furthermore, in interpreting this Agreement, the reader shall adopt the plural form of any word written in the singular, and the feminine form of any word written in the masculine, whenever the context or circumstances of such provision so require.

      (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

      (g) Each party agrees to execute such other and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

      (h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

      (i) The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction shall continue in full force and effect and shall be binding and enforceable on the parties.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.


THE CORPORATION:
---------------

HIENERGY TECHNOLOGIES, INC.                 ATTEST:


By: /s/ BC Maglich as per                   By: /s/ Roger Spillmann
   ------------------------------              ------------------------------
        Board approval                          Roger Spillmann
        CEO/President                           Acting Corporate Secretary

THE INVESTOR:
-------------

MAGLICH FAMILY HOLDINGS, INC.               WITNESS:



By: /s/ BC Maglich                          By: /s/ Gina Arreguin
   ------------------------------              ------------------------------
                                                Gina Arreguin
    Director                                    Secretary

                                    EXHIBIT A
                          TO DEBT CONVERSION AGREEMENT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                           FORM OF WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                           HIENERGY TECHNOLOGIES, INC.


                              Expires: ____________

Holder: _____________
Warrant No.: W-___
Number of Warrant Shares: ____________
Exercise Price: $____ per Warrant Share
Original Issue Date: ____________  __, 200_


FOR VALUE RECEIVED, and subject to the provisions hereinafter set forth, the undersigned, HiEnergy Technologies, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"), hereby certifies that the Holder or its registered assign or assigns (individually and collectively referred to as the "Holder") is entitled to subscribe for and purchase, during the Term (as defined below), the number of Shares indicated above (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable shares (the "Warrant Shares") of the Issuer's Common Stock (as defined below), at an exercise price per share equal to the Warrant Price (as defined below) then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth.

1. Definitions. For the purposes of this Warrant, the following terms have the following meanings:

"Board" means the Board of Directors of the Issuer.

"Business Day" means any day except a Saturday, Sunday or any day on which commercial banks in Irvine, California are authorized or required by law or other government action to close.

"Call Notice" means written notice provided by the Issuer to the Holder pursuant to Section 8 of this Warrant Certificate, such notice being provided in accordance with Section 13 of this Warrant Certificate.

"Call Notice Period" means the five (5) consecutive Trading Days immediately prior to the date of delivery of the Call Notice (as defined above).

"Called Warrant Shares" means the Warrant Shares subject to the Call Notice.

"Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

"Certificate of Incorporation" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

"Common Stock" means the capital common stock, par value $0.001 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

"Commission" means the United States Securities and Exchange Commission.

"Conversion Agreement" means the Debt Conversion Agreement, dated as of ____________ ___, 200__, between the Issuer and ________________.

"Early Termination Date" means the twentieth (20th) day after the Holder receives the Call Notice.

"Effectiveness Date" means the date that the Registration Statement as referenced in Section 4 of the Conversion Agreement is declared to be effective by the Commission.

"Exercise Date" means the date that either (i) the amount payable to the Issuer upon exercise of the Warrants in whole or in part pursuant to Section 3(b) hereof is received in full by the Issuer in immediately available U.S. dollar-denominated funds in the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Conversion Agreement; or (ii) the Holder executes the cashless exercise provision provided for in, and pursuant to the conditions of Section 3 (c) hereof.

"Expiration Date" means the date which is forty-two (42) months from the Effectiveness Date, on which date the rights and privileges of the Holders set forth herein shall all expire.

"Governmental Authority" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state local or foreign.

"Holders" means the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

"Independent Appraiser" means a nationally-recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or any Holder.

"Issuer" means HiEnergy Technologies, Inc., a Delaware corporation, and its successors.

"Majority Holders" means, at any time, the Holders of Warrants exercisable for a majority of the Warrant Shares issuable under the Warrants at the time outstanding.

"Original Issue Date" means the Effective Date of and as defined in, the Conversion Agreement.

"OTC Bulletin Board" means the over-the-counter electronic bulletin board.

"Other Common" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which has the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

"Person" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of any kind or description.

"Per Share Market Value" means on any particular date (a) the closing sale price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or The Pink Sheets, LLC (or similar organization or agency succeeding to its functions of reporting prices), or as reported by such other senior United States trading facility as the Issuer may elect, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) or by such other senior United States trading facility as the Issuer may elect, then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Board, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board in good faith; provided, however, that the Majority Holders, within twenty (20) days after receipt of the determination by the Board, shall have the right to select, jointly with the Issuer, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

"Registration Statement" means the registration statement on Form SB-2, or other similar form, registering the Warrant Shares as described in Section 4 of the Conversion Agreement.

"Securities" means any debt or equity securities of the Issuer, whether now or hereafter authorized or issued, any instrument convertible into or exchangeable for one or more Securities, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

"Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

"Subsidiary" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

"Term" has the meaning specified in Section 2 hereof.

"Trading Day" means (a) a day on which the Common Stock is traded on the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by The Pink Sheets, LLC (or any similar organization or agency succeeding its functions of reporting prices) or such other senior United States trading facility as in the issuer may elect; provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other government action to close.

      "Triggering Event" means the occurrence of any one or more of the events described in Section 5(a)(i) of this Warrant Certificate.

"Voting Stock" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

"Warrants" means the Common Stock purchase warrants evidenced by this Warrant Certificate, and any other purchase warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Sections 3(c), 3(d), 3(e) or 3(f) hereof or of any of such other Warrants.

"Warrant Certificate" means this certificate evidencing the Holders' ownership of the Warrants evidenced hereby, as the same may be amended or modified in accordance with the provisions hereof.

"Warrant Price" means _____________ Cents ($____), as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 5 hereof.

"Warrant Share Number" means at any time the aggregate number of Warrant Shares which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments to such number made or required to be made under the terms hereof.

"Warrant Shares" means shares of Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

2. Term. The right to subscribe for and purchase Warrant Shares represented hereby shall commence on ____________ ___, 200_ and shall expire at 5:00 pm, Pacific Time, on the Expiration Date (such period sometimes herein called the "Term").

3. Method of Exercise and Payment; Issuance of New Warrant Certificates; Transfer and Exchange.

(a) Time of Exercise. The purchase rights represented by this Warrant may be exercised in whole or in part at any time and from time to time during the Term, and this Warrant shall be considered exercised on the date (the "Exercise Date") that (i) the amount payable under Section 3(b) is received in full by the Issuer in immediately available U.S. dollar-denominated funds in the account of the Issuer at a financial institution designated from time to time by the Issuer pursuant to the Conversion Agreement, or (ii) the Holder executes the cashless exercise right provided for in, and pursuant to the conditions of, Section 3(c) below.

(b) Method of Exercise. The Holder hereof may exercise this Warrant, in whole or in part, by (1) a facsimile transmission executed and sent to the attention of the Secretary of the Issuer, and (2) the physical surrender on the next Trading Day of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and (2) by the payment in full to the order of the Issuer on the next Trading Day of an amount of cash equal to the Warrant Price in effect on the Exercise Date multiplied by the number of Warrant Shares with respect to which this Warrant is then being exercised, payable in immediately available U.S. dollar-denominated funds, by check or federal wire transfer in to the account of the Issuer at a financial institution designated from time to time by the Issuer.

(c) [Intentionally Ommitted]

(d) Issuance of Stock Certificates. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the Warrant Shares so purchased shall be dated as of the Exercise Date and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after the Exercise Date, and the Holder hereof shall be deemed for all purposes to be the Holder of the Warrant Shares so purchased as of the Exercise Date and (ii) unless this Warrant has expired, a new Warrant representing the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

(e) Transferability of Warrant. Subject to Section 3(g) below, this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this Section 3(e), and subject to the provisions of said Section 3(g), this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of Warrant Shares as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical to this Warrant except as to the number of Warrant Shares issuable pursuant hereto.

(f) Continuing Rights of Holder. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

(g) Compliance with Securities Laws.

      (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for such Holder's own account, and not as a nominee for any other party, and solely for purposes of investment, and that such Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

      (ii) Except as provided in clause (iii) below, this Warrant Certificate and all certificates representing Warrant Shares issued upon exercise hereof, shall be stamped or imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR HIENERGY TECHNOLOGIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

      (iii) The restrictions imposed by this Section 3(f) upon the transfer of this Warrant and the Warrant Shares to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer, to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), a new Warrant Certificate (or, in the case of Warrant Shares, new stock certificates) of like tenor not bearing the applicable legend required by clause
(ii) above.

4. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Stock Fully Paid. The Issuer represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant, and any shares of capital stock otherwise issuable hereunder will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by, through or under the Issuer.

(b) Reservation. The Issuer covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant in full. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will, upon notice from the Holder of such requirement, in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing of all Warrant Shares from time to time issued upon exercise of this Warrant or as otherwise provided hereunder and, to the extent permissible under the applicable securities exchange rules, all unissued Warrant Shares which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

(c) Covenants. The Issuer shall not by any action, including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

(d) Loss, Theft or Destruction of Warrants. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of like tenor and representing the right to purchase the same number of shares of Common Stock.

5. Adjustment of Warrant Price and Warrant Share Number. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 5. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 5 in accordance with Section 6 hereof.

(a) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale.

      (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate with or merge into any other Person if the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this
Section 5.

      (ii) Notwithstanding anything contained in this Warrant Certificate to the contrary, the Issuer will not effect any Triggering Event if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such amount of securities, cash or property as, in accordance with the foregoing provisions of this Section 5(a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this Section 5(a)) shall be applicable to the securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

(b) Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

      (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

      (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

      (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

(c) Form of Warrant after Adjustments. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

(d) Escrow of Warrant Shares. If after any property becomes distributable pursuant to this Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

(e) Registration Rights. The Issuer shall use its best efforts to cause a Registration Statement that includes the Warrant Shares, and remains effective to ____________ ___, 200_ or any earlier date when all the shares issuable under the Note and the Warrants are or may be sold under Rule 144.

6. Notice of Adjustments. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 5 hereof (for purposes of this Section 6, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the nationally-recognized accounting firms selected by the Holder, provided that the Issuer shall have ten
(10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

7. Fractional Shares. No fractional Warrant Shares will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefore equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

8. Call. Notwithstanding anything herein to the contrary, commencing any time during the effectiveness of the registration statement registering the Warrant Shares, the Issuer, at its option, may call up to one hundred percent (100%) of this Warrant if the Per Share Market Value of the Common Stock has been equal to or greater than $2.50 per share for the Call Notice Period by providing the Holder of this Warrant with the Call Notice. The rights and privileges granted pursuant to this Warrant with respect to the Called Warrant Shares shall expire on the Early Termination Date if this Warrant is not exercised with respect to such Called Warrant Shares prior to such Early Termination Date. In the event this Warrant is not exercised with respect to the Called Warrant Shares, the Issuer shall remit to the Holder of this Warrant (i) $.01 per Called Warrant Share and (ii) a new Warrant representing the number of Warrant Shares, if any, which shall not have been subject to the Call Notice upon the Holder tendering to the Issuer the e applicable Warrant certificate.

9. [INTENTIONALLY OMMITTED]

10. Other Notices. In case at any time:

(a) the Issuer shall make any distributions to the holders of Common Stock; or

(b) the Issuer shall authorize the granting to all holders of its Common Stock or rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

(c) there shall be any reclassification of the Capital Stock of the Issuer; or

(d) there shall be any capital reorganization by the Issuer; or

(e) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

(f) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than twenty (20) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. The Holder shall have the right to send two (2) representatives selected by it to each meeting, who shall be permitted to attend, but not vote at, such meeting and any adjournments thereof. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

11. Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this
Section 11 except with the consent of the Holder of this Warrant or pursuant to this Warrant Certificate.

12. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

13. Notices. All notices, requests, consents or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Business Day, or if not, then on the next Business Day, (ii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next-day delivery with verification of delivery or (iii) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be at the relevant Holder's last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

HiEnergy Technologies, Inc.
1601-B Alton Parkway
Irvine, California 92606
Attention: Corporate Secretary
Tel. No.: (949) 757-0855
Fax No.: (949) 757-1477

Copies of notices to the Holder shall be sent to the attorney indicated in the signature pages to this Warrant. Any party hereto may from time to time change its or its attorney's address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

14. Warrant Transfer Agent. The Issuer may, but shall not be obligated to, by written notice to each Holder of this Warrant, appoint an agent or more than one agent for the purpose of being directly involved with Holder in respect to issuing Warrant Shares upon the exercise of this Warrant pursuant to subsections
(b) and (c) of Section 3 hereof, transferring or exchanging this or any other Warrant Certificate pursuant to subsection (e) of Section 3 hereof, or replacing this or any other Warrant Certificate pursuant to subsection (d) of Section 4 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent or agents, as designated from time to time by the Issuer.

15. Remedies. The Issuer stipulates that the Holder's remedies at law in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant, and the Holder likewise stipulates that the Issuer's remedies at law, are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein, interim relief, or by an injunction for performance or against a violation of any of the terms hereof. This Warrant is acquired by the Holder pursuant to and subject to the terms of the Conversion Agreement.

16. Successors and Assigns. All respective rights, powers and privileges and respective obligations evidenced by this Warrant Certificate shall inure to the benefit of and be binding upon the Issuer and only the registered successors and registered assigns of the Holder hereof and (to the extent provided herein) the Holders of Warrant Shares issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Shares.

17. Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

18. Headings. The headings of the Sections of this Warrant Certificate are for convenience of reference only and shall not, for any purpose, be deemed to modify any other term or provision of this Agreement.

IN WITNESS WHEREOF, the Issuer has executed this Warrant to Purchase Shares of Common Stock of HiEnergy Technologies, Inc., Warrant No. W-___, as of the date and year first above written.


HIENERGY TECHNOLOGIES, INC.


By:      ______________________
Name:    ______________________
Title:   ______________________

                                   Schedule A

                               Schedule of Holders

(Accurate only as of the date first set forth above, and subject to future changes in the registered Holder as listed above and successors and assigns registered pursuant to the Warrant.)

Registered Holder                                    Copy To
-----------------                                    -------

                           HIENERGY TECHNOLOGIES, INC.

                                  EXERCISE FORM


The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase ___________ shares of Common Stock of HiEnergy Technologies, Inc. covered by the within Warrant (W-___).


Dated:
      -------------------------

Signature:
          -----------------------------

Address:
         ------------------------------

         ------------------------------

Tax ID. No.:
            ---------------------------

                           HIENERGY TECHNOLOGIES, INC.

                                 ASSIGNMENT FORM


FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _________________, attorney, to transfer the said Warrant (W-____) on the books of the within named corporation.


Dated:
      -------------------------
Assignor Name:
              --------------------------
Signature:
          ------------------------------
Address:
        --------------------------------
Tax ID. No.:
            ----------------------------


Assignee Name:
              --------------------------
Address:
        --------------------------------

----------------------------------------

----------------------------------------
Tax ID. No.:
            ----------------------------

                           HIENERGY TECHNOLOGIES, INC

                             PARTIAL ASSIGNMENT FORM


FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ Warrant Shares evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant (W-____) on the books of the within named corporation.

Dated:
      -------------------------
Assignor Name:
              --------------------------
Signature:
          ------------------------------
Address:
        --------------------------------
Tax ID. No.:
            ----------------------------


Assignee Name:
              --------------------------
Address:
        --------------------------------

----------------------------------------

----------------------------------------
Tax ID. No.:
            ----------------------------